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SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

[X]  Preliminary proxy statement
[ ]  Confidential, for use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under RULE 14A-12

                             Franklin Wireless Corp.
              ----------------------------------------------------
              (Name of the Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(iv) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transactions applies:

(3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:



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                             FRANKLIN WIRELESS CORP.
                       9823 PACIFIC HEIGHTS BLVD. SUITE J
                               SAN DIEGO, CA 92121

To the Shareholders of Franklin Wireless Corp.:

      On behalf of the Board of Directors of Franklin Wireless Corp. (the "Company"), I am writing to you to solicit your consent to the following proposals:

      1. The change of our state of incorporation from California to Nevada by merger of the Company into our wholly owned Nevada subsidiary.

      2. An amendment to our Articles of Incorporation to effect a reverse stock split of 1 share for each 70 shares held.

      3. Establishing the authorized capital of the Company at 50,000,000 shares of Common Stock.

      The Board of Directors has fixed the close of business on _____________, 2007 as the record date for the determination of shareholders entitled to consent to the proposal, and has set _______________ ____, 2007 as the deadline for receipt of consents. You are asked to vote, sign, date, and return the enclosed Consent.


BY ORDER OF THE BOARD OF DIRECTORS


/s/ OC Kim
------------------
OC Kim
President

San Diego, CA
____________, 2007


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                             FRANKLIN WIRELESS CORP.
                       9823 PACIFIC HEIGHTS BLVD. SUITE J
                               SAN DIEGO, CA 92121

                          ----------------------------

                                 PROXY STATEMENT

                          ----------------------------

                            SOLICITATION OF CONSENTS

      This Proxy Statement is being furnished to the shareholders of Franklin Wireless Corp., a California corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors") of consents from holders of outstanding shares of the Company's Common Stock
 (the "Common Stock"), with respect to three proposed corporate actions: reincorporation of the Company in Nevada, a reverse stock split, and a change in the authorized shares of Common Stock (the "Proposals.")

      The Proposals are set forth in the form of a Consent of Shareholder (the "Consent"), delivered with this Proxy Statement. This Proxy Statement and the accompanying form of Consent are first being mailed to shareholders of the Company on or about _______________, 2007. The Company will bear all costs and expenses relating to the solicitation of Consents, including the costs of preparing, printing and mailing to shareholders this Proxy Statement and accompanying materials. In addition to the solicitation of Consents by mail, the directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit Consents personally or by telephone, facsimile transmission, or email. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Common Stock for the forwarding of solicitation materials to such beneficial owners, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable expenses incurred by them in doing so.

                                     VOTING

RECORD DATE

      The Board of Directors has fixed the close of business on _____________, 2007 as the record date for determination of shareholders entitled to consent to, or withhold consent from, the Proposals (the "Record Date"). As of the Record Date, there were issued and outstanding 926,040,050 shares of Common Stock. The holders of record of the shares of Common Stock on the Record Date are entitled to cast one vote per share on each of the Proposals. Accordingly, 926,040,050 votes are entitled to be cast on the Proposals.

CONSENTS

      A shareholder who has executed and returned a Consent may revoke it at any time, with respect to one or more of the Proposals, prior to the time that the Company has received enough Consents to approve the Proposals, by filing with the Secretary of the Company, at the address first set forth above, a written notice of revocation bearing a later date than the Consent being revoked. After enough Consents have been received in order to approve a Proposal, the Consents approving that Proposal shall thereafter be irrevocable. The failure to sign and return the Consent will have the same effect as a vote against all of the Proposals. All Consents must be received by _____________, 2007.

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REQUIRED VOTE

      Each Proposal will be approved, in accordance with California law and the Articles of Incorporation of the Company, if shares representing a majority of the outstanding shares of Common Stock consent to such Proposal. Abstentions and broker non-votes will have the effect of being considered as votes cast against the Proposals.

      The Board has approved each of the Proposals and recommended approval of the Proposals to the shareholders. If the Proposals are approved, the officers would be authorized to effect the transactions set forth in the proposal.

                                  THE PROPOSALS

PROPOSAL ONE: APPROVAL OF REINCORPORATION IN NEVADA

GENERAL

      The Board of Directors has approved and declared advisable a proposal to change the Company's state of incorporation from California to Nevada. The reincorporation will be effected by merging the Company into a newly organized Nevada corporation, also named Franklin Wireless Corp. (Franklin-Nevada"), in accordance with the terms of an Agreement and Plan of Merger (the "Merger Agreement"). A copy of the form of Merger Agreement is attached to this Proxy Statement as Appendix A, and statements herein regarding such Agreement are qualified by reference to the complete Merger Agreement.

      The proposed merger will effect a change in the legal domicile and other changes of a legal nature, the most significant of which are described below. However, the merger will not result in any change in our business, management, location of our principal executive offices, assets, liabilities or net worth (other than as a result of the costs incident to the merger, which are immaterial). Our management, including all directors and officers, will remain the same after the merger and will assume identical positions with Franklin-Nevada.

FRANKLIN-NEVADA

      Franklin-Nevada, which will be the surviving corporation, was incorporated under Nevada law on _____________, 2007, exclusively for the purpose of merging with the Company. Franklin-Nevada has no material assets or liabilities and has not carried on any business.

      Franklin-Nevada's Articles of Incorporation are substantially similar to the current Articles of Incorporation of the Company, except for statutory references necessary to conform to Nevada corporation laws and other differences attributable to the differences between California and Nevada law. A copy of Franklin-Nevada's Articles of Incorporation is attached as Appendix B.

THE MERGER AGREEMENT

      To effect a change in our state of incorporation from California to Nevada, Franklin-California and Franklin-Nevada have entered into the "Merger Agreement. The Merger Agreement was approved by the Boards of Directors of both Franklin-California and Franklin-Nevada (which is controlled by Franklin-California). Under the Merger Agreement, Franklin-California will merge with and into Franklin-Nevada, and Franklin-Nevada will continue as the surviving corporation. Generally, the assets and liabilities of Franklin-California will become the assets and liabilities of Franklin-Nevada. The outstanding shares of Franklin-California Common Stock will automatically be converted into shares of Common Stock of Franklin-Nevada, par value $0.001 per share (the "Franklin-Nevada Common Stock") upon the effective date of the merger. Assuming the reverse stock split, described below, is also approved, then each share of Franklin-California will be converted into 1/70th of a share of Common Stock of Franklin-Nevada. (If the reverse split is not approved, the ratio will be one share of Franklin-Nevada for one share of Franklin-California).

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      Each certificate representing shares of Franklin-California Common Stock will continue to represent shares of Franklin-Nevada Common Stock.

      The Merger Agreement provides that Franklin-California will merge into Franklin-Nevada, with Franklin-Nevada then becoming the surviving corporation. Franklin-Nevada will assume all assets and liabilities of Franklin-California, including obligations under our outstanding debts and contracts. Our existing Board of Directors and officers will become the board of directors and officers of Franklin-Nevada, for identical terms of office.

PLEASE NOTE: Shareholders need not exchange their existing stock certificates for stock certificates of Franklin-Nevada. However, after consummation of the merger, any shareholders desiring new stock certificates representing common stock of Franklin-Nevada may submit their stock certificates to Integrity Stock Transfer, our transfer agent, for cancellation, and obtain new certificates.

COMPARISON OF SHAREHOLDER RIGHTS UNDER NEVADA AND CALIFORNIA CORPORATE LAW AND CHARTER DOCUMENTS BEFORE AND AFTER REINCORPORATION

      Although it is not practical to compare all aspects of Nevada law and California law as they relate to the Company's corporate existence, its Articles of Incorporation or Bylaws, the following is a summary of certain pertinent aspects that we believe may significantly affect the rights of the shareholders. This summary is not intended to be relied upon as an exhaustive list or a complete description of such pertinent differences, and is qualified in its entirety by reference to the Nevada Revised Statutes ("NRS"), the California Corporations Code and the Articles of Incorporation and Bylaws of Franklin-Nevada.

      SIZE OF THE BOARD OF DIRECTORS. Under California law, changes in the number of directors or, if set forth in the articles of incorporation or bylaws, the range in the number of directors, must in general be approved by a majority of the outstanding shares, but the board of directors may fix the exact number of directors within a stated range, if authorized. Nevada law permits not only the stockholders but also the board of directors acting independently of the stockholders to change the authorized number, or the range, of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the articles of incorporation (in which case a change in the number of directors may be made only by amendment to the articles of incorporation following approval of such change by the stockholders). The Articles of Incorporation of Franklin-Nevada provide that the number of directors shall be as specified in the Bylaws. The ability of the Board of Directors, under Nevada law, to alter the size of the Board without stockholder approval enables the Company to respond quickly to a potential opportunity to attract the services of a qualified director or to eliminate a vacancy for which a suitable candidate is not available. If the reincorporation is approved, the Bylaws of Franklin-Nevada will initially provide for a five-member Board of Directors.

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      POWER TO CALL SPECIAL SHAREHOLDERS' MEETINGS. Under California law, a
special meeting of shareholders may be called by (a) the board of directors, (b) the chairman of the board, (c) the president, (d) the holders of shares entitled to cast not less than ten percent of the votes at such meeting, or (e) such additional persons as are authorized by the articles of incorporation or the bylaws. Under Nevada law, a special meeting of stockholders may be called as set forth in the bylaws. Although permitted to do so, the Bylaws of Franklin-Nevada do not eliminate the right of stockholders to call a special meeting of stockholders; instead, the Bylaws authorize the Board of Directors, the President or the holders of at least ten percent of the outstanding capital stock to call a special meeting of stockholders. Following the reincorporation, the Board of Directors of Franklin-Nevada could (although it has no current intention to do so) amend the Bylaws to limit or eliminate the right of stockholders to call a special meeting of stockholders. The right of the stockholders to call a special meeting is not set forth in the Articles of Incorporation of Franklin-Nevada, which may be amended only by stockholder vote or written consent, and therefore such right may be limited or eliminated by amendment of the Bylaws by the Board of Directors. Any such limitation could make it more difficult for stockholders to initiate action that is opposed by the Board of Directors. Such action on the part of stockholders could include the removal of an incumbent director, the election of a stockholder nominee as a director or the implementation of a rule requiring stockholder ratification of specific defensive strategies that have been adopted by the Board of Directors with respect to unsolicited takeover bids. The ability of the Board of Directors under Nevada law to limit or eliminate the right of stockholders to initiate action at stockholder meetings may make it more difficult to change the existing Board of Directors and management.


      QUORUM FOR SHAREHOLDER MEETINGS. Under the NRS, unless otherwise provided in a corporation's Articles of Incorporation or its Bylaws, a majority of shares entitled to vote on a matter constitutes a quorum at a meeting of shareholders.

      SHAREHOLDER VOTING REQUIREMENTS. Under the NRS, if a quorum is present, directors are generally elected if they receive more votes favoring their election than opposing it, unless a greater number of votes is required by the by-laws. With respect to matters other than the election of directors, unless a greater number of affirmative votes is required by the NRS, if a quorum is present, a proposal generally is approved if the votes cast by Shareholders favoring the action exceed the votes cast by Shareholders opposing the action. Under the NRS, and unless otherwise provided by the NRS or a Nevada corporation's Articles of Incorporation or Bylaws, a proposal is approved by the affirmative vote of a majority of the shares represented at a meeting and entitled to vote on the matter. As a result, abstentions under Nevada law have the effect of a vote against most proposals.

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      Under the NRS, in the case of a merger, consolidation or a sale, lease or exchange of all or substantially all of the assets of a corporation, the affirmative vote of the holders of a majority of the issued and outstanding shares entitled to vote are generally required.

      CUMULATIVE VOTING. California law generally provides that if any shareholder has given notice of his or her intention to cumulate votes for the election of directors, any other shareholder of the corporation is also entitled to cumulate his or her votes at such election. Under Nevada law, cumulative voting is not mandatory, and cumulative voting rights must be provided in a corporation's articles of incorporation if stockholders are to be entitled to cumulative voting rights. The Articles of Incorporation of Franklin-Nevada do not provide for cumulative voting. California law permits a corporation that is listed on a national securities exchange, or that is listed on the Nasdaq National Market and has at least 800 stockholders as of the record date for the corporation's most recent annual meeting of shareholders, to amend its articles or bylaws to eliminate cumulative voting by approval of the board of directors and of the outstanding shares voting together as a class.

      BUSINESS COMBINATIONS. In recent years, a number of states, including Nevada, have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant stockholders, more difficult.

      Sections 78.411 to 78.444 of the Nevada General Corporation Law prohibit a Nevada corporation from engaging in a "combination" with an "interested stockholder" for three years following the date that such person becomes an interested stockholder and place certain restrictions on such combinations even after the expiration of the three-year period. With certain exceptions, an interested stockholder is a person or group that owns 10% or more of the corporation's outstanding voting power (including stock with respect to which the person has voting rights and any rights to acquire stock pursuant to an option, warrant, agreement, arrangement, or understanding or upon the exercise of conversion or exchange rights) or is an affiliate or associate of the corporation and was the owner of 10% or more of such voting stock at any time within the previous three years.

      For purposes of Sections 78.411 to 78.444, the term "combination" is defined broadly to include mergers of the corporation or its subsidiaries with the interested stockholder; sales or other dispositions to the interested stockholder of assets of the corporation or a subsidiary equal to 5% of the aggregate value of all assets of the corporation, equal to 5% of the value of all outstanding shares of the corporation, or representing 10% of the corporation's earning power or net income; the issuance or transfer by the corporation or a subsidiary of shares equal to 5% of the value of all outstanding shares of the corporation to the interested stockholder (except under the exercise of warrants or rights to purchase shares offered or in a pro rata distribution); and a variety of other similar transactions.

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      The three-year moratorium imposed on business combinations by Sections
78.411 to 78.444 does not apply if, prior to the date on which such stockholder becomes an interested stockholder, the board of directors approves either the business combination or the transaction that resulted in the person becoming an interested stockholder.

      Even after expiration of the three-year period, the moratorium on combinations continues to apply unless one of the following requirements is met:
(i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person becoming an interested stockholder;
(ii) the combination is approved by a majority of the voting power not beneficially owned by the interested stockholder or its affiliates or associates at a meeting called for that purpose; or (iii) the combination satisfies certain provisions concerning fair price.

      Sections 78.411 to 78.444 only apply to Nevada corporations that have 200 or more stockholders and, unless the articles of incorporation provide otherwise, have a class of voting shares registered under Section 12 of the Securities Exchange Act of 1934 (as the Common Stock of Franklin-Nevada would be upon consummation of the reincorporation). A Nevada corporation may elect not to be governed by Sections 78.411 to 78.444 by a provision in its original certificate of incorporation or an amendment thereto, which amendment must be approved by a majority of the outstanding voting power, although such amendment is not effective until 18 months after the vote. Franklin-Nevada has not elected, and does not intend to elect, not to be governed by these Sections; therefore, Sections 78.411 to 78.444 will apply to Franklin-Nevada.

      Sections 78.411 to 78.444 should encourage any potential acquirer to negotiate with the Company's Board of Directors. These Sections also have the effect of limiting the ability of a potential acquirer to make a two-tiered bid for the Company in which stockholders would be treated unequally. Shareholders should note that the application of these Sections to the Company will confer upon the Board the power to reject a proposed business combination, even though a potential acquirer may be offering a substantial premium for the Company's shares over the then-current market price. These Sections should also discourage certain potential acquirers unwilling to comply with their provisions.

      CONTROL SHARES. Nevada law further seeks to impede "unfriendly" corporate takeovers by providing in Sections 78.378 to 78.3793 of the Nevada General Corporation Law that an "acquiring person" shall only obtain voting rights in the "control shares" purchased by such person to the extent approved by the other stockholders at a meeting. With certain exceptions, an acquiring person is one who acquires or offers to acquire a "controlling interest" in the corporation, defined as one-fifth or more of the voting power. Control shares include not only shares acquired or offered to be acquired in connection with the acquisition of a controlling interest, but also all shares acquired by the acquiring person within the preceding 90 days. The statute covers not only the acquiring person but also any persons acting in association with the acquiring person. California does not have a control shares statute.

      Under Sections 78.378 to 78.3793, a Nevada corporation may, if so provided in the articles of incorporation or bylaws of the corporation in effect on the tenth day following acquisition of a controlling interest, call for redemption of not less than all of the control shares at the average price paid for the control shares if (i) the acquiring person has not delivered an offeror's statement to the corporation within ten days after acquisition of the control shares or (ii) the other stockholders do not accord full voting rights to the control shares.

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      Unless otherwise provided in the articles of incorporation or bylaws in effect on the tenth day following acquisition of a controlling interest, if the control shares are accorded full voting rights and the acquiring person has acquired a majority of the voting power, then any stockholder of record who did not vote in favor of authorizing such voting rights is entitled to demand payment for the fair value of such stockholder's shares.

      REMOVAL OF DIRECTORS. Under California law, any director or the entire board of directors may be removed, with or without cause, by the affirmative vote of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal, or not consenting in writing to removal, would be sufficient to elect the director under cumulative voting. Under Nevada law, any director may be removed from office by the vote of stockholders representing not less than two-thirds of the voting power of the class or series of stock of the Company entitled to elect such director, unless the articles of incorporation provide for cumulative voting or a larger percentage of voting stock. If a Nevada corporation's articles of incorporation provide for cumulative voting, a director may not be removed except upon the vote of stockholders owning sufficient voting power to have prevented such director's election in the first instance. The Articles of Incorporation of Franklin-Nevada do not provide for cumulative voting, and do not specify any larger percentage for removal; therefore, two-thirds of the voting power of the class or series of stock entitled to elect a director may remove such director.

      FILLING VACANCIES ON THE BOARD OF DIRECTORS. Under California law, unless the articles of incorporation or bylaws provide otherwise, any vacancy on the board of directors not created by removal of a director may be filled by the board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice, or by a sole remaining director. Unless the articles of incorporation or bylaws otherwise provide, a vacancy created by removal of a director may be filled only by approval of the shareholders. Franklin's Bylaws permit directors to fill vacancies; however, if the vacancy was created by the removal of a director by the vote or written consent of the shareholders or by court order, the vacancy may be filled only by the affirmative vote of a majority of shares represented and voting at a duly held meeting at which a quorum is present, or by the unanimous written consent of all the shares entitled to vote thereon. Under Nevada law, unless a corporation's articles of incorporation provide otherwise, any vacancy on the board of directors, including one created by removal of a director or an increase in the number of authorized directors, may be filled by the majority of the remaining directors, even if such number constitutes less than a quorum. Nevada law would thus enable the Board of Directors to respond quickly to opportunities to attract the services of qualified directors; but it would also diminish control of the Board by the shareholders of the Company between meetings.

      LOANS TO OFFICERS AND EMPLOYEES. Under California law, any loan to or guarantee for the benefit of a director or officer of a corporation or its parent requires approval of the shareholders, not counting any shares owned by the relevant director or officer, unless such loan or guaranty is provided under an employee benefit plan approved by shareholders owning a majority of the outstanding shares of the corporation. In addition, under California law shareholders of any corporation with 100 or more shareholders of record may approve a bylaw authorizing the board of directors alone, not counting the vote of any interested director, to approve loans or guarantees to or on behalf of officers (whether or not such officers are directors) if the board determines that any such loan or guaranty may reasonably be expected to benefit the corporation. These specific provisions of California law dealing with loans and guarantees would no longer apply after the reincorporation.

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      LIMITATION OF LIABILITY AND INDEMNIFICATION. California and Nevada have similar laws respecting indemnification by a corporation of its officers, directors, employees, and other agents. The laws of both states also permit corporations to adopt a provision in their articles of incorporation eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

      The Articles of Incorporation of Franklin-California eliminate the liability of directors to the fullest extent permissible under California law. California law permits eliminating or limiting the personal liability of a director for monetary damages in an action brought by or in the right of the corporation (a "derivative suit") for breach of a director's duties to the corporation and its shareholders; provided, however, that the corporation may not eliminate or limit liability for (i) intentional misconduct or knowing and culpable violation of law; (ii) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (iii) receipt of an improper personal benefit; (iv) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation or its shareholders; (vi) interested transactions between the corporation and a director in which a director has a material financial interest; and (vii) liability for improper distributions, loans, or guarantees.

      The Articles of Incorporation of Franklin-Nevada eliminate the liability of both directors and officers to the fullest extent permissible under Nevada law, as such law exists currently or as it may be amended in the future. Under Nevada law, such provision may not eliminate or limit director or officer monetary liability for (i) acts or omissions involving intentional misconduct, fraud, or a knowing violation of law or (ii) the payment of certain prohibited distributions. Such limitation of liability provision also may not limit a director's or officer's liability for violation of, or otherwise relieve Franklin Nevada or its directors or officers from the necessity of complying with, federal or state securities laws, or affect the availability of nonmonetary remedies such as injunctive relief or rescission.

      California law permits indemnification of expenses incurred in derivative or third-party actions, except that, with respect to derivative actions, (a) no indemnification may be made when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made in respect of amounts paid in settling or otherwise disposing of a pending action, or expenses incurred in defending a pending action that is settled or otherwise disposed of, without court approval. Indemnification is permitted by California law only for acts taken in good faith and believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party), or the court handling the action.

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      California law requires indemnification when the individual has successfully defended the action on the merits (as opposed to Nevada law, which requires indemnification relating to a successful defense on the merits or otherwise). Nevada law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided that, unless a court orders indemnification or the corporation is bound to advance expenses as they are incurred, there is a determination by a disinterested quorum of the directors, by independent legal counsel, or by the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable to the corporation. Nevada law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, whether on the merits or otherwise.

      Nevada law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under the articles of incorporation, any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The current officer and director of the Company has not and does not intend to enter into an indemnification agreement with Franklin-Nevada, but in the future such an indemnification agreement may be adopted that conforms to Nevada law and includes within its purview future changes in Nevada law that expand the permissible scope of indemnification of directors and officers of Nevada corporations.

      Nevada law provides that the articles of incorporation or bylaws or an agreement made by a corporation may provide that the expenses of directors and officers incurred in defending an action must be paid by the corporation as they are incurred and in advance of the final disposition of the action upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if the court ultimately determines that such person is not entitled to indemnification. The Articles of Incorporation and the Bylaws of Franklin-Nevada provide that the Company shall indemnify directors and officers to the fullest extent permitted under Nevada law, and that the Company shall pay all expenses incurred in defending an action in advance. The Bylaws of Franklin-Nevada also permit such indemnification of and advancement of expenses to employees and agents of the Company.

      Nevada law further provides that a corporation may purchase and maintain insurance or make other financial arrangements on behalf of any director, officer, employee, or agent of the corporation (or person who is serving in such capacity with another enterprise at the request of the corporation), whether or not the corporation has the authority to indemnify such person. These other financial arrangements may include a trust fund, self-insurance, securing the corporation's obligation by granting a security interest or other lien, or establishing a letter of credit, guaranty, or surety, although no financial arrangement may provide protection for intentional misconduct, fraud, or a knowing violation of law except with respect to the advancement of expenses or unless ordered by a court. In the absence of fraud, the decision of the board of directors as to the propriety of any insurance or other financial arrangement is conclusive, and the insurance or other financial arrangement is not void or voidable and does not subject any director approving it to personal liability even if such director is a beneficiary of the insurance or other financial arrangement. The Bylaws of Franklin-Nevada permit the Company to purchase and maintain insurance and make such other financial arrangements.

      INSPECTION OF SHAREHOLDER LISTS AND BOOKS AND RECORDS. California law allows any shareholder to inspect the shareholder list, the accounting books and records, and the minutes of board and shareholder proceedings for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons who hold an aggregate of five percent or more of a corporation's voting shares or who hold one percent or more of such shares and have filed a Schedule 14A with the Securities and Exchange Commission.

      Nevada law allows inspection of a stockholder list only upon five days' notice by either a person who has been a stockholder of record at least six months or a person holding, or authorized in writing by the holder of, five percent of the corporation's outstanding shares. In addition, the corporation may deny such inspection rights if the stockholder requesting disclosure refuses to sign an affidavit to the effect that (i) the inspection is not desired for a purpose that is in the interest of a business or object other than the business of the corporation and (ii) the stockholder has not at any time sold or offered for sale any list of stockholders of any corporation or aided and abetted any other person for such purpose. To inspect the accounting and financial books and records of a corporation, a stockholder must hold or have the written authorization of the holders of at least 15% of all issued and outstanding shares, and a corporation may demand an affidavit to the effect that such inspection is not desired for any purpose not related to such person's interest in the corporation as a stockholder. No right to inspect the accounting and financial books and records applies to any corporation listed and traded on a recognized stock exchange or which furnishes detailed annual financial statements to its stockholders.

      Lack of access to stockholder records, even though unrelated to the stockholder's interests as a stockholder, could result in impairment of the stockholder's ability to coordinate opposition to management proposals, including proposals with respect to a change in control of the Company. However, California law provides that California provisions concerning the inspection of shareholder lists apply not only to California corporations but also to corporations organized under the laws of other states that have their principal executive offices in California or customarily hold meetings of the board in California, and that the California provisions concerning accounting books and records and the minutes of board and shareholder proceedings apply to any such foreign corporation that has its principal executive offices in California. For so long as the Company continues to have its principal executive offices in California and to hold board of directors meetings in California, and to the extent such provisions applicable to foreign corporations are enforceable, the Company will need to comply with California law concerning shareholder inspections.

      DIVIDENDS AND REPURCHASES OF SHARES. Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares) unless, immediately prior to the proposed distribution, the corporation's retained earnings equal or exceed the amount of the proposed distribution or, immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses, and deferred charges) would be at least equal to 125% of its liabilities (not including deferred taxes, deferred income, and other deferred credits) and the corporation's current assets would be at least equal to its current liabilities (or 125% of its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). California also prohibits any distribution if the corporation or subsidiary making the distribution is or would be likely to be unable to meet its liabilities. California also prohibits making any distribution to a class or series of shares junior to another class or series with respect to a liquidation preference unless after giving effect to the distribution the excess of assets over liabilities is at least equal to the liquidation preference of all such shares or, in the case of a dividend preference, retained earnings prior to the distribution at least equal the proposed distribution plus cumulative dividends in arrears on all such shares.

      Nevada law prohibits a distribution (including dividends, purchases, redemptions or other acquisition of shares, distributions of indebtedness, or otherwise) if, after giving effect to the distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) except as provided in the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

      To date, the Company has not paid cash dividends on its capital stock. It is the present policy of the Board of Directors to retain earnings for use in the Company's business, and the Company does not anticipate paying cash dividends on its capital stock in the foreseeable future.

      SHAREHOLDER VOTING. Both California and Nevada law generally require that a majority of shareholders of both the acquiring and target corporations approve statutory mergers. Nevada law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its articles of incorporation) if (i) the merger agreement does not amend the existing articles of incorporation of the surviving corporation, (ii) each stockholder of the surviving corporation whose shares were outstanding before the merger will hold the same number of shares with identical designations, preferences, limitations, and relative rights after the merger, and (iii) the number of shares outstanding after the merger plus the number of shares issued as a result of the merger, either by conversion or exercise of securities issued pursuant to the merger, will not exceed by more than 10% the number of shares of the surviving corporation outstanding immediately prior to the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity. Both California and Nevada law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the voting shares of the corporation transferring such assets. With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets, and similar transactions be approved by a majority vote of each class of shares outstanding. By contrast, Nevada law generally does not require class voting, except in certain transactions involving an amendment to the articles of incorporation that differentially affects a specific class of shares. As a result, stockholder approval of such transactions may be easier to obtain under Nevada law for companies that have more than one class of shares outstanding.

      California law also requires that, except in a short-form merger or a merger of a parent corporation into its subsidiary in which it owns at least 90% of the outstanding shares, if a constituent corporation in the merger or its parent owns at least 50% of another constituent corporation in the merger, the non-redeemable common shares of a constituent corporation may be converted only into nonredeemable common shares of the surviving corporation or a parent party unless all shareholders of the class consent. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Nevada law does not parallel California law in this respect, under some circumstances Sections 78.411 to 78.444 (business combinations with interested stockholders) and Sections 78.378 to 78.3793 (voting rights of acquiring person's control shares) of the Nevada General Corporation Law do provide similar protection against coercive two- tiered bids for a corporation in which the stockholders are not treated equally.

      California law provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing party of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to the shareholders. This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least 100 persons or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent, or to withdraw any tendered shares. Nevada law has no comparable provision.

      INTERESTED DIRECTOR TRANSACTIONS. Under both California and Nevada law, certain contracts or transactions in which one or more of a corporation's directors have an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Nevada law. Under California and Nevada law, either (i) the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts and, in the case of board approval, the contract or transaction must also be "just and reasonable" (in California) to the corporation19 or (ii) the contract or transaction must have been "just and reasonable" (in California) or "fair" (in Nevada) to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under California law, if shareholder approval is sought, the interested director is not entitled to vote such director's shares at a shareholder meeting with respect to any action regarding such contract or transaction, whereas Nevada law requires that such director's votes be counted for such purpose. Nevada law also provides that the transaction is not void or voidable if the fact of the common directorship, office, or financial interest at issue is not disclosed or known to the director at the time the transaction is brought before the board for action. Nevada law addresses not only interested directors but also transactions with interested officers.

      DISSENTERS' RIGHTS. Under Nevada law, dissenters' (or appraisal) rights are not available in a merger or share exchange if the shares held by the stockholders prior to the share exchange or merger were either listed on a national securities exchange or held by at least 2,000 stockholders of record, unless the articles of incorporation of the corporation provide for dissenters' rights or the stockholders are required to accept under the plan of merger or share exchange anything other than cash, shares of the surviving corporation, shares of a publicly traded or widely held corporation, or a combination of these.

      The limitations on the availability of appraisal rights under California law are different from those under Nevada law. Shareholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System generally do not have such appraisal rights unless the holders of at least five percent of the class of outstanding shares claim the right or unless the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case under the reincorporation). Appraisal or dissenters' rights are, therefore, not available to shareholders of Franklin with respect to the reincorporation.

POSSIBLE APPLICATION OF THE GENERAL CORPORATION LAW OF CALIFORNIA AFTER THE REINCORPORATION.

      Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not organized under California law) are placed in a special category if they have characteristics of ownership and operation indicating that they have certain significant business contacts with California and more than one half of their voting securities are held of record by persons having addresses in California. So long as a Nevada or other foreign corporation is in this special category, and it does not qualify for one of the statutory exemptions, it may be subject to a number of key provisions of the California General Corporation Law applicable to corporations incorporated in California. Among the more important provisions are those relating to the election and removal of directors, cumulative voting, prohibition of classified boards of directors in privately held corporations, standards of liability and indemnification of directors, distributions, dividends and repurchases of shares, shareholder meetings, approval of certain corporate transactions, dissenters' and appraisal rights, and inspection of corporate records. An exemption from Section 2115 is provided for a corporation whose shares are listed on a major national securities exchange, or are traded on the Nasdaq National Market and has 800 or more shareholders as of the record date for its most recent annual meeting of shareholders. As Franklin-Nevada will have not have its shares listed on a major national securities exchange for the foreseeable future, the Company will not qualify for the exemption from 2115 described above.

REASONS FOR THE REINCORPORATION

      We believe that the reincorporation in Nevada will give us more flexibility and simplicity in various corporate transactions. Nevada has adopted corporate laws that that includes by statute many concepts created by judicial rulings in other jurisdictions, which provide a less burdensome business and corporate environment than California laws. It should be noted, however, that many of the provisions of Nevada law have not yet received extensive scrutiny and interpretation. Nevertheless, the Board of Directors believes that Nevada law will provide the Company with the comprehensive flexible structure which it needs to operate effectively.

PROPOSAL TWO: REVERSE STOCK SPLIT

      The Board of Directors has approved, subject to shareholder approval, a reverse stock split under which each outstanding share of Common Stock will be converted into 1/70th of one share. If approved by the shareholders, the reverse stock split will be implemented in connection with the reincorporation, under which the shareholders will receive one share of Franklin-Nevada for each 70 shares held in Franklin-California.

      The purpose of the reverse split is to reduce the number of outstanding shares, in an effort to increase the market value of the remaining outstanding shares. In approving the reverse split, the Board of Directors considered that the Company's Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The Board of Directors also believes that most investment funds are reluctant to invest in lower priced stocks.

      When the trading price of the Company's Common Stock is below $5.00 per share, the Common Stock is considered to be "penny stock," which is subject to rules promulgated by the Commission (Rule 15-1 through 15g-9) under the Exchange Act. These rules impose significant requirements on brokers under these circumstances, including: (a) delivering to customers the Commission's standardized risk disclosure document; (b) providing to customers current bid and offers; (c) disclosing to customers the broker-dealer and sales representatives' compensation; and (d) providing to customers monthly account statements. These rules can have a negative effect on the price of stocks subject to the rules.

      The Board of Directors proposed the reverse split as one method to attract investors as well as gain negotiating leverage in using the Common Stock of the Company with regard to existing and new business opportunities. The Company believes that the reverse split may improve the price level of the Company's Common Stock and that this higher share price could help generate additional interest in the Company.

POTENTIAL RISKS OF THE REVERSE SPLIT

      There can be no assurance that the price of the Company's Common Stock will continue at a level in proportion to the reduction in the number of outstanding shares resulting from the reverse split, that the reverse split will result in a per share price that will increase its ability to attract corporate and investment opportunities or that the market price of the post-split Common Stock can be maintained. The market price of the Company's Common Stock will also be based on its financial performance, market condition, the market perception of its future prospects and the Company's industry as a whole, as well as other factors, many of which are unrelated to the number of shares outstanding. If the market price of the Company's Common Stock declines after the reverse split, the percentage decline as an absolute number and as a percentage of the Company's overall capitalization may be greater than would occur in the absence of a reverse split. The possibility exists that the reduced number of outstanding shares will adversely affect the market for the Common Stock by reducing the relative level of liquidity. In addition, the reverse split may increase the number of Shareholders who own odd lots, or less than 100 shares. Shareholders who own odd lots typically find it difficult to sell their shares and frequently find odd lot sales more expensive than round lot sales of 100 shares or more.

EFFECT ON AUTHORIZED AND OUTSTANDING SHARES.

      There are 926,040,050 shares of Common Stock issued and outstanding as of the record date. As a result of the reverse split, the number of shares of Common Stock issued and outstanding will be reduced to the number of shares of Common Stock issued and outstanding immediately prior to the effectiveness of the reverse split, divided by seventy, or approximately 13,229,144.

      With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of Common Stock prior and subsequent to the reverse split will remain the same. It is not anticipated that the Company's financial condition, the percentage of ownership of management, the number of shareholders, or any aspect of the Company's business would materially change, solely as a result of the reverse split. Upon its effectiveness, the reverse split will be effectuated simultaneously for all of the Company's Common Stock and the exchange ratio will be the same for all shares of the Company's common stock. The reverse split will affect all of the Shareholders uniformly and will not affect any shareholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the reverse split results in any Shareholders owning a fractional share and the resulting nominal change of ownership percentage resulting from rounding up.

      The Company's Common Stock is currently registered under Section 12(g) of the Exchange Act and as a result, is subject to periodic reporting and other requirements. The Company will continue to be subject to the periodic reporting requirements of the Exchange Act. The reverse split is not intended as, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Exchange Act.

TAX EFFECTS OF REVERSE SPLIT

      The following discussion summarizing material federal income tax consequences of the reverse split is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date this Information Statement was first mailed to Shareholders. This discussion does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies). Shareholders should consult their own tax advisors to determine the particular consequences to them.

      The receipt of the Common Stock following the effective date of the reverse split, solely in exchange for the Common Stock held prior to the reverse split, will not generally result in recognition of gain or loss to the shareholders. The conversion of seventy shares of the currently issued and outstanding Common Stock into one (1) share of new Common Stock should be a tax-free transaction under the Code, and the holding period and tax basis of the currently issued and outstanding Common Stock will be transferred to the new Common Stock received in exchange therefor. Although the issue is not free from doubt, additional shares received in lieu of fractional shares, including shares received as a result of the rounding up of fractional ownership, should be treated in the same manner. The adjusted tax basis of a shareholder in the Common Stock received after the reverse split will be the same as the adjusted tax basis of the Common Stock held prior to the reverse split exchanged therefor, and the holding period of the Common Stock received after the Reverse Split will include the holding period of the Common Stock held prior to the reverse split exchanged therefor.

      No gain or loss will be recognized by the Company as a result of the reverse split. The Company's views regarding the tax consequences of the reverse split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts would accept the positions expressed above.

      This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse split may not be the same for all Shareholders. Shareholders should consult their own tax advisors to know their individual Federal, state, local and foreign tax consequences.

PROPOSAL THREE: CHANGE IN AUTHORIZED CAPITALIZATION

      The Company currently has 1,200,000,000 authorized shares of Common Stock, of which 926,040,050 shares were outstanding on June 30, 2007. The Company currently has 10,000,000 authorized shares of Preferred Stock, of which no shares were outstanding on June 30, 2007.

      Franklin-Nevada, the newly organized Nevada corporation into which the Company will merge to accomplish its change of domicile, if approved by the stockholders, is authorized to issue 50,000,000 shares of Common Stock, par value $0.001 and 10,000,000 shares of Preferred Stock. The effect of the merger will be to change the number of authorized common shares which may be issued by the Company from 1,200,000,000 (pre-reverse split) to 50,000,000. The authorized number of shares of Preferred Stock will be unchanged.

      If the 1 for 70 reverse stock split were to be applied to the authorized shares, it would reduce the number of authorized shares to 17,142,857. Since this would not be sufficient to meet anticipated needs in the immediate future, the Board considers it desirable that the Company have the flexibility to issue an additional amount of Common Stock without further stockholder action, unless otherwise required by law or other regulations. The availability of these additional shares will enhance the Company's flexibility in connection with any possible acquisition or merger, stock splits or dividends, financings and other corporate purposes and will allow such shares to be issued without the expense and delay of a special stockholders' meeting, unless such action is required by applicable law or rules of any stock exchange on which the Company's securities may then be listed. The Board may issue the Common Stock for such consideration as may be fixed by the Board and for any corporate purpose without further action by the stockholders, except as may be required by law. Each share of Common Stock has equal dividend rights and participates equally upon liquidation. The Company has no obligations or commitments to issue any of these shares.

ACTION BY WRITTEN CONSENT

      Pursuant to Section 603 of the California General Corporation Law ("CGCL"), any action which may be taken at any meeting of the Shareholders may also be taken without a meeting and without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted (here, a majority of the outstanding shares of Common Stock of the Company) and delivered to the Company.

      The Company's Bylaws provide that the Board of Directors may fix, in advance, a date not more than sixty nor less than ten days before the date then fixed for the holding of any meeting of the Shareholders of the Company (or before the last day on which the consent of the shareholders may be effectively expressed for any purpose without a meeting), as the time as of which the shareholders entitled to notice of and to vote as such meeting or whose consent is required or may be expressed for any purpose, as the case may be, shall be determined, and all persons who were Shareholders of record of Common Stock at such time, and no others, shall be entitled to notice of and to vote at such meeting or to express their consent, as the case may be.

SECURITY OWNERSHIP

      The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of June 30, 2007 by each director and executive officer of the Company, each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, and all directors and executive officers of the Company as a group. Except as otherwise indicated below, each person has sole voting and investment power with respect to the shares owned, subject to applicable community property laws.

Name and Address                                       Number         Percent
----------------                                       ------         -------

OC Kim                                              104,943,534        11.33%
9823 Pacific Heights Blvd. Suite J
San Diego, CA 92121

Gary Nelson                                          23,917,500         2.58%
9823 Pacific Heights Blvd. Suite J
San Diego, CA  92121

Nick Lim                                             34,174,300         3.80%
9823 Pacific Heights Blvd. Suite J
San Diego, CA  92121

Taejin Kim                                           54,968,889 (1)     5.90%
9823 Pacific Heights Blvd. Suite J
San Diego, CA 92121

David Kim                                            88,805,746 (2)     9.59%
9823 Pacific Heights Blvd. Suite J
San Diego, CA  92121

James Lee                                           110,000,000 (3)    11.87%
9823 Pacific Heights Blvd. Suite J
San Diego, CA 92121

All directors and executive officers of
  the Company as a group (6 persons)                416,809,969        45.00%

(1) Consists of shares owned by iPacific Partners, of which Taejin Kim is an officer.

(2) Consists of shares owned by Westech Korea, of which David Kim is an officer.

(3) Consists of shares owned by Cmotech Co. Ltd., of which James Lee is an officer

      Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Shares of Common Stock subject to securities currently convertible, or convertible within 60 days after June 30, 2007, are deemed to be outstanding in calculating the percentage ownership of a person or group but are not deemed to be outstanding as to any other person or group.

                            CONSENT OF SHAREHOLDER OF
                             FRANKLIN WIRELESS CORP.

          THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      Unless otherwise indicated below, the undersigned, a shareholder on _____________, 2007 (the "Record Date") of Franklin Wireless Corp., a California corporation (the "Company"), hereby consents, pursuant to Section 603 of the California General Corporation Law, with respect to all shares of Common Stock ("Common Stock") of the Company held by the undersigned, to the following action without a meeting, effective as of the date on which the Company receives duly executed and unrevoked consents substantially in the form of this Consent of Shareholder from the holders of a majority of the issued and outstanding shares of Common Stock on the Record Date:

      Proposal One: Reincorporation of the Company in Nevada

           [ ] CONSENT
           [ ] CONSENT WITHHELD
           [ ] ABSTAIN

      Proposal Two: Reverse Stock Split

           [ ] CONSENT
           [ ] CONSENT WITHHELD
           [ ] ABSTAIN

      Proposal Three: Establish Authorized Capitalization of 50,000,000 Shares

           [ ] CONSENT
           [ ] CONSENT WITHHELD
           [ ] ABSTAIN

INSTRUCTIONS: TO CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM CONSENTING TO THE APPROVAL OF THE RESOLUTIONS SET FORTH ABOVE, CHECK THE APPROPRIATE BOX ABOVE. IF NO BOX IS MARKED ABOVE WITH RESPECT TO THE RESOLUTIONS, THE UNDERSIGNED WILL BE DEEMED TO CONSENT TO SUCH RESOLUTION.

Please complete, sign and date this Consent where indicated and return it to Franklin Wireless Corp., 9823 Pacific Heights Blvd., Suite J, San Diego, California 92121. This Consent must be received by _____________, 2007 in order to be valid.

DATED: ________________________, 2007

Signature ______________________________________________________________________

Signature if held jointly ______________________________________________________

(Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

                                                                      Appendix A

                          AGREEMENT AND PLAN OF MERGER

      THIS AGREEMENT AND PLAN OF MERGER, dated as of ________________ ____, 2007 (the "Plan"), by and between Franklin Wireless Corp., a California corporation ("Franklin-California") and Franklin Wireless Corp., a Nevada corporation and wholly-owned subsidiary of Franklin-California ("Franklin-Nevada");

                                    RECITALS:

      A. Franklin-California and Franklin-Nevada desire to enter into this Plan providing for the merger of Franklin-California into Franklin-Nevada;

      B. The authorized capital stock of Franklin-Nevada consists of one hundred fifty million (150,000,000) shares of Common Stock, par value $.001 per share (the "Franklin-Nevada Shares"), one hundred (100) of which are owned of record and beneficially by Franklin-California, and ten million shares of Preferred Stock, par value $.001 per share, none of which are issued or outstanding;

      C. The authorized capital stock of Franklin-California consists of 1,200,000,000 shares of Common Stock, without par value (the
"Franklin-California Shares"), of which 926,040,050 shares are outstanding on the date hereof, and ten million shares of Preferred Stock, without par value, none of which are issued or outstanding; and

      D. The merger will have no effect or change on the nature of the business or management of the resulting business operating through the surviving corporation.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby covenant and agree as follows:

SECTION 1. THE MERGER.

      1.1 THE MERGER. (i) On the Effective Date (as defined below), Franklin-California shall be merged (the "Merger") with and into Franklin-Nevada in accordance with the California General Corporation Law and the Nevada Revised Statutes, whereupon the separate existence of Franklin-California shall cease, and Franklin-Nevada shall be the surviving corporation (the "Surviving Corporation".

      1.2. FILING. As soon as practicable after the execution of this Plan, Franklin-California and Franklin-Nevada will file a copy of this plan of merger with the Secretary of State of the State of Nevada and make all other filings or recordings required by Nevada and California law in connection with the Merger. The Merger shall become effective at such time (the "Effective Date") as the certificate of merger is duly filed with the Secretary of State of the State of Nevada.

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

      1.3 EFFECT OF MERGER. From and after the Effective Date, the Surviving Corporation shall possess all the rights, powers, privileges and franchises and be subject to all of the obligations, liabilities, restrictions and disabilities of Franklin-California and Franklin-Nevada, all as provided under the General Corporation Law of the State of Nevada.

      1.4. COMMON STOCK. On the Effective Date, by virtue of the Merger and without any further action on the part of the corporation or their shareholders,
(i) each share of Common Stock of Franklin-California issued and outstanding immediately prior thereto shall be converted into shares of fully paid and nonassesssable shares of the Common Stock of Franklin-Nevada at a ratio of 1 for 70, and (ii) each share of Common Stock of Franklin-Nevada issued and outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

      1.5. STOCK CERTIFICATES. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Common Stock of Franklin-California shall be deemed for all purposes to evidence ownership of and to represent the shares of Franklin-Nevada into which the shares of Franklin-California represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Franklin-Nevada evidenced by such outstanding certificate as above provided.

      1.6 TAX-FREE REORGANIZATION. It is intended by the Parties hereto that the Merger shall constitute a tax-free reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, and that this Plan shall constitute a plan of reorganization within the meaning of the regulations thereunder.

SECTION 2. THE SURVIVING CORPORATION.

      2.1 ARTICLES OF INCORPORATION. The Articles of Incorporation of Franklin-Nevada shall be the Articles of Incorporation of the Surviving Corporation.

      2.2 BY-LAWS. The By-Laws of Franklin-Nevada in effect on the Effective Date shall be the By-Laws of the Surviving Corporation until amended in accordance with applicable law.

      2.3 DIRECTORS AND OFFICERS. From and after the Effective Date, until successors are duly elected or appointed and qualified in accordance with applicable law, (i) the directors of Franklin-California as of the Effective Date shall be the directors of the Surviving Corporation and (ii) the officers of Franklin-California as of the Effective Date shall be the officers of the Surviving Corporation.

SECTION 3. MISCELLANEOUS

      3.1 AMENDMENTS; NO WAIVERS. Any provision of this Plan may be amended or waived prior to the Effective Date if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Plan or, in the case of a waiver, by each party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any right or remedies provided by law.

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      3.2 SUCCESSORS AND ASSIGNS. The provisions of this Plan shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Plan without the prior written consent of the other parties hereto.

      3.3 GOVERNING LAW. This Plan shall be governed by and construed in accordance with the internal laws of the State of Nevada.

      3.4 ENTIRE AGREEMENT. This Plan constitutes the entire agreement among the Parties with respect to the subject matter of this Plan and supersedes all prior agreements and understandings, both oral and written, among the parties with respect to the subject matter of this Plan.

      3.5 SEVERABILITY. If any term, provision, covenant or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such a determination, the Parties shall negotiate in good faith to modify this Plan so as to effect the original intent of the Parties as closely as possible in an acceptable manner so that the transactions contemplated hereby shall be consummated as originally contemplated to the fullest extent possible.

      3.6 CONDITIONS TO MERGER. The obligations of the Parties to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Parties in its sole discretion to the extent permitted by law): the Merger shall have been approved by the shareholders of Franklin-California in accordance with applicable provisions of the California General Corporation Law; and Franklin-California, as sole shareholder of Franklin-Nevada, shall have approved the Merger in accordance with the Nevada Revised Statutes, and any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of Franklin-California to be material to consummation of the Merger shall have been obtained.

      3.7 ABANDONMENT OR DEFERRAL. At any time before the Effective Date, this Plan may be terminated and the Merger may be abandoned by the Board of Directors of either Franklin-California or Franklin-Nevada or both, notwithstanding the approval of this Plan by the shareholders of Franklin-Nevada, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of Franklin-California and Franklin-Nevada, such action would be in the best interest of such corporations. In the event of termination of this Plan, this Plan shall become void and of no effect and there shall be no liability on the part of either Party or its Board of Directors or shareholders with respect thereto or Franklin-Nevada.

      IN WITNESS WHEREOF, each of the parties has caused this Plan to be executed by an authorized signature as of the date first written above.

                                             Franklin Wireless Corp.,
                                             a California corporation

                                             By:
                                                ------------------------------
                                                  President

                                             Franklin Wireless Corp.,
                                             a Nevada corporation

                                             By:
                                                ------------------------------
                                                  President


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

                                                                      Appendix B

                            ARTICLES OF INCORPORATION
                                       OF
                             FRANKLIN WIRELESS CORP.

      The undersigned, being the original incorporator herein named, for the purpose of forming a corporation under the general corporation laws of the State of Nevada, does make and file these Articles declaring and certifying that the facts herein stated are true.

                                 ARTICLE I: NAME

      The name of the corporation shall be "Franklin Wireless Corp."

                                ARTICLE II: TERM

      The term of the corporation shall be perpetual.

                 ARTICLE III: RESIDENT AGENT & REGISTERED OFFICE

      The registered agent for service of process is GKL Resident Agents/Filings, Inc., 1000 East William Street, Suite 204, Carson City, NV 89701. The corporation may maintain offices for the transaction of any business at such places within or without the State of Nevada as it may from time to time determine. Corporate business of every kind and nature may be conducted, and meetings of directors and stockholders held, outside the State of Nevada with the same effect as if within the State of Nevada.

                            ARTICLE IV: CAPITAL STOCK

      The amount of the total authorized capital stock of the corporation Fifty Million (50,000,000) shares of Common Stock, par value $.001 per share, and Ten Million (10,000,000) shares of Preferred Stock, par value $.001 per share. The characteristics distinguishing Preferred Stock from Common Stock shall be described in a resolution or resolutions of the Board of Directors adopted prior to issuance of any Preferred Stock. All stock shall be fully paid and nonassessable, and shall be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such shares of Common Stock and Preferred Stock in one or more series, at such price and in such number of each series as may be stated in the resolution(s) adopted by the Board. No stockholder of the corporation shall have preemptive rights.

                          ARTICLE V: BOARD OF DIRECTORS

      The Board of Directors shall initially be comprised of four members. The specific number of directors may from time to time be increased or decreased in accordance with the bylaws of the corporation; provided, however, that the number of directors shall in no event be less than one nor more than fifteen. The initial directors, and their addresses, are as follows:

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      Name                  Address
      ----                  -------

      OC Kim                9823 Pacific Heights Blvd. Suite J
                            San Diego, Ca 92121

      Gary Nelson           9823 Pacific Heights Blvd. Suite J
                            San Diego, Ca 92121

      David Kim             9823 Pacific Heights Blvd. Suite J
                            San Diego, Ca 92121

      Taejin Kim            9823 Pacific Heights Blvd. Suite J
                            San Diego, Ca 92121

      No stockholder of the corporation shall be entitled to cumulative voting of his or her shares for the election of directors or otherwise.

                 ARTICLE VI: DIRECTORS' AND OFFICERS' LIABILITY

      The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted under the Nevada Revised Statutes, as amended or supplemented ("NRS"). No amendment or repeal of this Article VI shall deprive a director of the benefits hereof with respect to any act or omission occurring prior to such amendment or repeal.

                             ARTICLE VII: INDEMNITY

      The Corporation shall indemnify each person who at any time is, or shall have been, a director or officer of the Corporation, and is threatened to be or is made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is, or was, a director or officer of the Corporation, or served at the request of the Corporation as a director, officer, employee, trustee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement incurred in connection with any such action, suit or proceeding to the maximum extent permitted by the NRS as the same exists or hereafter may be amended. The foregoing right of indemnification shall in no way be exclusive of any other rights of indemnification to which any such director or officer may be entitled, under any bylaw, agreement, vote of directors or stockholders or otherwise.

                       ARTICLE VIII: REPEAL AND CONFLICTS

      Any repeal or modification of Articles VI or VII above approved by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director or officer of the corporation existing as of the time of such repeal or modification. In the event of any conflict between Articles VI or VII and any other Article of the corporation's Articles of Incorporation, the terms and provisions of Articles VI or VII shall control.

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                              ARTICLE IX: AMENDMENT

      This corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation in the manner provided by statute, and all rights conferred upon the stockholders are granted subject to the foregoing reservation.

                          ARTICLE X: ADDITIONAL POWERS

      10.1 Subject to the limitations and exceptions, if any, contained in the bylaws of the Corporation (the "Bylaws"), the Bylaws may be adopted, amended or repealed by the Board.

      10.2 Elections of directors need not be by written ballot.

      10.3 Subject to any applicable requirements of law, the books of the Corporation may be kept outside the State of Nevada at such location as may be designated by the Board or in the Bylaws.

      IN WITNESS WHEREOF these Articles of Incorporation have been duly executed this _______________ day of September, 2007.


                                            /s/ Robert J. Zepfel
                                            ------------------------------------
                                            Robert J. Zepfel, Incorporator
                                            500 Newport Center Drive, Suite 580
                                            Newport Beach, CA 92660




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